SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2002

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 667-3511

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On May 31, 2002, Coeur d’Alene Mines Corporation, an Idaho corporation (the “Company”), closed the previously announced financing in which it privately issued an aggregate principal amount of $21,479,000 of 13 3/8% Convertible Senior Subordinated Notes due 2003 (the “Notes”). The Notes were issued pursuant to an indenture ( the “Indenture”), dated May 31, 2002, by and between the Company and The Bank of New York, as trustee, a copy of which is included as Exhibit 4 to this Form 8-K. On June 4, 2002, as required by the terms of the registration rights agreement (the “Registration Rights Agreement”), dated May 31, 2002, by and among the Company and the selling securityholders signatory thereto, a copy of which is included as Exhibit 99(a) to this Form 8-K, the Company filed with the Securities and Exchange Commission a Registration Statement on Form S-3 covering resales of the Notes and the shares of common stock issuable upon conversion thereof, or issued as interest on the Notes in the event that the Company elects to pay interest on the Notes in shares of the Company’s common stock in lieu of cash.

     A copy of the Company’s press release, dated June 3, 2002, announcing consummation of the financing is included as Exhibit 99(b) to this Form 8-K and is incorporated by reference into this Item 5.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)	Exhibit

Exhibit No.	Description

4	Indenture, dated as of May 31, 2002, by and between the Registrant and The Bank of New York, as trustee, relating to the Registrant’s 13 3/8% Convertible Senior Subordinated Notes due 2003. (Incorporated herein by reference to Exhibit 4(e) to the Registrant’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 4, 2002).*
99(a)	Registration Rights Agreement, dated as of May 31, 2002, by and among the Registrant and each of the selling securityholders signatory thereto. (Incorporated herein by reference to Exhibit 99(b) to the Registrant’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 4, 2002).*
99(b)	Press Release of the Registrant issued on June 3, 2002.

*	Previously filed.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: June 5, 2002	By:	/s/ GEOFFREY A. BURNS

Name: Geoffrey A. Burns Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

4	Indenture, dated as of May 31, 2002, by and between the Registrant and The Bank of New York, as trustee, relating to the Registrant’s 13 3/8% Convertible Senior Subordinated Notes due 2003. (Incorporated herein by reference to Exhibit 4(e) to the Registrant’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 4, 2002).*
99(a)	Registration Rights Agreement, dated as of May 31, 2002, by and among the Registrant and each of the selling securityholders signatory thereto. (Incorporated herein by reference to Exhibit 99(b) to the Registrant’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 4, 2002).*
99(b)	Press Release of the Registrant issued on June 3, 2002.

*	Previously filed.

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